September 2, 2014

DREYFUS BNY MELLON FUNDS, INC.

Dreyfus Select Managers Long/Short Equity Fund

Supplement to Statement of Additional Information dated June 14, 2013, as revised or amended

July 1, 2013, September 23, 2013, October 1, 2013, November 1, 2013, January 1, 2014,

January 24, 2014, January 31, 2014, February 21, 2014, March 1, 2014,

March 24, 2014, March 31, 2014 and May 1, 2014

Effective on September 2, 2014 (the “Effective Date”), the fund’s name changed to “Dreyfus Select Managers Long/Short Fund”.

As of the Effective Date, any reference to the Fund in the section of the Fund’s Statement of Additional Information entitled “Part II – Investment Restrictions - Policies Related to Fund Names” is deleted.